UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 of 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 20, 2020

Heartland Financial USA, Inc.
(Exact name of Registrant as specified in its charter)

Commission File Number:	001-15393

Delaware	42-1405748
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification Number)

1398 Central Avenue
Dubuque,	Iowa	52001
(Address of principal executive offices)

(563) 589-2100
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	HTLF	Nasdaq Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders
Heartland Financial USA, Inc. (the "Company") held its Annual Meeting of Stockholders on May 20, 2020. At the meeting, stockholders approved the following voting matters:

(1)	Elect four individuals to serve as Class III directors for a three-year term expiring in 2023
(2)	Approve the Heartland Financial USA, Inc. 2020 Long-Term Incentive Plan
(3)	Ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2020.
(4)	Take a non-binding, advisory vote on executive compensation.
(5)	Transact such other business as may properly be presented at the Annual Meeting.

There were 36,807,217 issued and outstanding shares of common stock entitled to vote at the annual meeting. At the annual meeting, 30,990,938 total shares of stock were present in person or by proxy, representing approximately 84% of the total voting power of the issued and outstanding shares of common stock entitled to vote. The voting results on the above described matters were as follows:

1. Elect four individuals to serve as Class III directors for a three-year term expiring in 2023.
NOMINEE	VOTES FOR	VOTES WITHHELD	BROKER NON-VOTES
Robert B. Engel	24,431,196	351,194	6,208,548
Thomas L. Flynn	23,147,090	1,635,300	6,208,548
Jennifer K. Hopkins	23,740,532	1,041,858	6,208,548
Bruce K. Lee	23,553,907	1,228,483	6,208,548

2. Approve the Heartland Financial USA, Inc. 2020 Long-Term Incentive Plan:
VOTES FOR	VOTES AGAINST	ABSTAIN	BROKER NON-VOTES
23,102,509	1,508,366	171,515	6,208,548

3. Ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2020:
VOTES FOR	VOTES AGAINST	ABSTAIN
29,978,052	967,283	45,603

4. Take a non-binding, advisory vote on executive compensation:
VOTES FOR	VOTES AGAINST	ABSTAIN	BROKER NON-VOTES
23,795,373	804,777	182,240	6,208,548

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 21, 2020

HEARTLAND FINANCIAL USA, INC.

/s/ Bryan R. McKeag
By:	Bryan R. McKeag
Executive Vice President & CFO